EXHIBIT 10.7
SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

    THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (hereinafter the "Amendment") is made effective as of September 18, 2020 (hereinafter the “Effective Date”), by and among PCC TALLAHASSEE, LLC, a Delaware limited liability company (“Tallahassee Seller”), PCC ORLANDO, LLC, a Delaware limited liability company (“Orlando Seller”), PCC COLLEGE STATION, LLC, a Delaware limited liability company (“College Station Seller”), PCC LUBBOCK, LLC, a Delaware limited liability company (“Lubbock Seller”), PCC WACO, LLC, a Delaware limited liability company (“Waco Seller”), PCC TEMPE, LLC, a Delaware limited liability company (“Tempe Seller”), HAVEN CAMPUS COMMUNITIES-KENNESAW, LLC, a Delaware limited liability company (“Kennesaw Seller”), and HAVEN CAMPUS COMMUNITIES-CHARLOTTE, LLC, a Georgia limited liability company (“Charlotte Seller”, and together with Tallahassee Seller, Orlando Seller, College Station Seller, Lubbock Seller, Waco Seller, Tempe Seller and Kennesaw Seller, jointly and severally, “Seller”), and TPG REAL ESTATE PARTNERS INVESTMENTS, LLC, a Delaware limited liability company (“Purchaser”).

    W I T N E S S E T H:

    WHEREAS, Purchaser and Seller are parties to that certain Purchase and Sale Agreement dated July 31, 2020, as amended by that certain First Amendment to Purchase and Sale Agreement dated August 7, 2020, as affected by that certain Extension of Loan Assumption Approval Deadline letter dated September 11, 2020 (as amended from time to time, the “Agreement”), for the sale from Seller to Purchaser of the Property (as defined in the Agreement); and

    WHEREAS, Purchaser and Seller desire to further modify the Agreement, as set forth below.

    NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree that the Agreement is and shall be amended as follows:

    1.     Incorporation of Recitals; Definitions. The recitals set forth above are hereby incorporated in this Amendment as if set forth herein in full. All capitalized terms not defined in this Amendment shall be deemed to have the meanings given such terms in the Agreement.

    2.    Financing Contingency. Purchaser hereby waives the Financing Contingency pursuant to Section 9.22 of the Agreement.

3.    Loan Assumption Approval Deadline. The parties hereby agree that the Loan Assumption Approval Deadline is extended to 5:00 p.m. Atlanta, Georgia time on October 30, 2020. In the event Lender does not provide all Loan Assumption Approvals on or before the Loan Assumption Approval Deadline, as extended pursuant to this Section 3, then without limiting any other rights Purchaser may have under the Agreement, Purchaser shall have the right to further extend the Loan Assumption Approval Deadline until 5:00 p.m. Atlanta, Georgia time on November 12, 2020, by providing written notice thereof (the “Extension Notice”) to Seller on or before the Loan Assumption Approval Deadline. In the event Purchaser delivers the Extension Notice pursuant to this Section 3, Purchaser shall deliver to Escrow Agent, no later than two (2) business days after delivery of the Extension Notice, an additional earnest money deposit in the amount of TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($2,500,000.00), which amount shall be included as part of the Earnest Money, provided that $1,000,000 of the Earnest Money shall not be applied to the Purchase Price at Closing.

    4.    Closing Date. The parties hereto agree that if the Extension Notice is not given in accordance with Section 3 herein, the Closing Date shall be November 9, 2020. If the Extension Notice is given in accordance with Section 3 herein, the Closing Date shall be November 20, 2020.

    5.    Counterparts. This Amendment may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement. Originals transmitted by facsimile or electronic mail shall be considered original in all respects.

    6.    Continued and Binding Effect. Except to the extent the Agreement is amended or modified by this Amendment, the remaining terms and conditions of the Agreement shall remain in full force and effect. This Amendment shall be binding upon and inure to the benefit of Purchaser and Seller and their respective successors and assigns.

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    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

PCC TALLAHASSEE, LLC, a Delaware
limited liability company

By:    Preferred Campus Communities, LLC, a Maryland limited liability company, its
Manager

By:    PAC Carveout, LLC, a Delaware limited liability company, its
Sole Member

By: Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, as sole member of the Board of Managers of PAC Carveout, LLC
    Maryland corporation, its General Partner

By: Preferred Apartment Communities, Inc., a
    Maryland corporation, its General Partner

                        By: /s/ Jeffrey R. Sprain____________________
Jeffrey R. Sprain, Executive Vice President, General Counsel and Secretary

PCC ORLANDO, LLC, a Delaware
limited liability company

By:    Preferred Campus Communities, LLC, a Maryland limited liability company, its
Manager

By:    PAC Carveout, LLC, a Delaware limited liability company, its
Sole Member

By: Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, as sole member of the Board of Managers of PAC Carveout, LLC
    Maryland corporation, its General Partner

[Signature Page to Second Amendment to PSA - Student Housing]

By: Preferred Apartment Communities, Inc., a
    Maryland corporation, its General Partner

                        By: /s/ Jeffrey R. Sprain____________________
Jeffrey R. Sprain, Executive Vice President, General Counsel and Secretary

HAVEN CAMPUS COMMUNITIES-KENNESAW, LLC, a Delaware
limited liability company

By: Haven Campus Communities Kennesaw Member, LLC, a Georgia limited liability company, its sole Member and Manager

By: PCC Stadium Village, LLC, a Delaware limited liability company, its Manager

By:    Preferred Campus Communities, LLC, a Maryland limited liability company, its
Manager

By:    PAC Carveout, LLC, a Delaware limited liability company, its
Sole Member

By: Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, as sole member of the Board of Managers of PAC Carveout, LLC
    Maryland corporation, its General Partner

By: Preferred Apartment Communities, Inc., a
    Maryland corporation, its General Partner

                        By: /s/ Jeffrey R. Sprain____________________
Jeffrey R. Sprain, Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment to PSA - Student Housing]

HAVEN CAMPUS COMMUNITIES-CHARLOTTE, LLC, a Georgia
limited liability company

By:    PAC Lending, LLC, a Delaware limited liability company, its
Sole Member

By:    PAC Carveout, LLC, a Delaware limited liability company, its
Sole Member

By: Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, as sole member of the Board of Managers of PAC Carveout, LLC
    Maryland corporation, its General Partner

By: Preferred Apartment Communities, Inc., a
    Maryland corporation, its General Partner

                        By: /s/ Jeffrey R. Sprain____________________
Jeffrey R. Sprain, Executive Vice President, General Counsel and Secretary

[Signature Page to Second Amendment to PSA - Student Housing]

                        PURCHASER:

TPG REAL ESTATE PARTNERS INVESTMENTS, LLC, a Delaware limited liability company

By: /s/ Matthew Coleman

Name: Matthew Coleman

Title: Vice President

[Signature Page to Second Amendment to PSA - Student Housing]